UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

FQF Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William Carey, Trustee

53 State Street, Suite 1308

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2018

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Funds, please call (833) AGF-FUND (833-243-3863) or visit our website at www.AGF.com. Read the prospectus or summary prospectus carefully before investing.

Investing involves risk including loss of principal. Equity securities are volatile and can decline significantly in response to broad market and economic conditions. Investments in global equities may be significantly affected by political or economic conditions and regulatory requirements in a particular country. International markets can involve risks of currency fluctuation, political and economic instability, different accounting standards and foreign taxation. Emerging or frontier markets involve exposure to economic structures that are generally less diverse and mature. The less developed the market, the riskier the security. Such securities may be less liquid and more volatile.

Additional risks for the AGF Global Sustainable Growth Equity Fund:

The universe of sustainable investments may be smaller than that of other funds that do not focus on sustainable development issuers. The Fund may forgo opportunities to gain exposure to certain attractive companies in certain industries and sectors, such as fossil fuel producers, and may have a reduced weighting in others, due to their lack of positive exposure to sustainability themes. Because of these themes, the Fund may underperform the market as a whole if such investments underperform the market.

Distributor: Foreside Fund Services, LLC

i	Management Discussion of Fund Performance
Schedule of Investments
1	AGF Global Equity Fund
3	AGF Global Sustainable Growth Equity Fund
5	Statements of Assets and Liabilities
6	Statements of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
10	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Expense Example
25	Additional Information
26	Trustees and Officers of FQF Trust

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity. Funds invested in a smaller number of holdings may expose an investor to greater volatility.

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Management Discussion of Fund Performance
AGF Global Equity Fund (Unaudited):

FUND OVERVIEW

For the period since inception to June 30, 2018, Class I and Class R6 of the AGF Global Equity Fund (the “Fund”) each returned -3.70% and under-performed its benchmark, the MSCI All Country World Index, which returned 2.83%. The under-performance was primarily driven by security selection, while country allocation also detracted from performance. In terms of risk factors, the Fund’s underweight to momentum and overweight to value weighed on performance, which is typical in the late stage of a market cycle, and a period when the strategy tends to under-perform.

Security selection in the U.S. was the main driver of the Fund’s under-performance during the reporting period, while selection in the UK and South Korea also detracted. Conversely, security selection in China/Hong Kong, Israel and Germany contributed positively. In terms of country allocation, the Fund’s overweights to South Korea and Japan and an underweight to the U.S. detracted from returns, while minimal exposure to Sweden and Taiwan and an underweight to Brazil contributed positively.

The Fund was overweight South Korea and Japan relative to its benchmark due to the fact that as the country allocation framework indicated attractive markets in both countries and favourable risk indicators, including a relatively high current account surplus relative to gross domestic product (“GDP”). Additionally, South Korea maintained a high return on assets, while Japan’s market maintained a relatively low beta. Momentum indicators are attractive in both countries, as evidenced by solid equity price momentum. The Fund was underweight the U.S. relative to its benchmark due to relatively unattractive valuations and poor risk characteristics of a high current account deficit to GDP ratio.

A top detractor to the Fund’s performance was Samsung Electronics Co. Ltd. (“Samsung”), a South Korean company engaged in the manufacturing and distribution of electronic products. Despite being one of the strategy’s strongest out-performing stocks in calendar year 2017, Samsung under-performed during the reporting period due to South Korean stocks being dragged down by the escalation of trade concerns between the U.S. and China. Additionally, NAND (flash memory) pricing has continued to weaken amid rising supply and despite falling costs. Importantly, DRAM (Dynamic Random Access Memory) prices have remained stable, while demand remained robust, especially driven by server demand. Further, demand in Galaxy S9 sales has remained soft and is expected to remain weaker than anticipated. Despite Samsung’s Q2 2018 pre-earnings guidance falling modestly short of consensus, as of June 30, 2018 the Fund continued to hold the stock as the company has multiple levers of growth.

While Samsung’s Q2 2018 operating profits missed consensus expectations, we believe the uncertainty over a larger miss is now alleviated and the lower expectations have been mostly reflected in the share price. We expect a stronger second half of the year in 2018 for Samsung on the back of strong DRAM seasonality, a significant improvement in OLED (Organic Light Emitting Diodes) earnings driven by rising utilization, and an earlier second-half flagship smartphone launch compared to last year. We believe sales growth and margins should in turn bolster the company’s economic value added (“EVA”) profile. Within the Fund, Samsung provided exposure to both consumer and business spending and at the same time diversified our other information technology holdings in factory automation and information technology services.

A top contributor to the Fund’s performance was Moody’s Corporation (“Moody’s”), a provider of credit ratings and research on debt instruments and securities. Through the Moody’s Analytics segment, the company also offers leading-edge software and advisory services for credit and economic analysis as

i

well as for financial risk management. Moody’s continued to out-perform as the Moody’s Investors Service Ratings beat estimates as ratings growth climbed 8.0% in the second quarter of 2018, with strength in both recurring revenue and transactional revenue, while Moody’s Analytics business modestly missed estimates. Earnings benefited from a lower tax rate, which drove adjusted earnings per share (“EPS”) 10.0% higher to US$2.02, while EBITDA margins improved 0.1% year over year to 58.6%.

As of June 30, 2018, the Fund continued to hold the stock as we believed that earnings and valuation will continue to be supported by strong debt issuance (as corporate bond spreads remain low), continued global growth and disintermediation. We believe Moody’s continues to possess a strong market position and operates in an oligopolistic industry with few competitors. This provides the company with strong pricing power and supports consistently high Cash Flow Return on Investment levels of greater than 30.0%. Further, the company has a global franchise, which allows it to capture opportunities in markets such as Europe and emerging markets that are poised for rising bond issuance, thereby offsetting any potential slowdown in issuance volumes in the U.S. We also favour the counter-cyclical exposure that the Analytics segment offers, as this segment is being driven by increased regulatory oversight, offsetting any potential declines in rating revenue. Moody’s diversified the Fund’s financials sector holdings in banks and insurance companies.

MARKET OVERVIEW

Global equities advanced during the period against a backdrop of solid earnings growth, higher U.S. bond yields and heightened volatility and geopolitical risk. Rising inflation in the January 2018 U.S. jobs report, among other factors, sparked a sharp sell-off and spike in volatility that persisted through much of February and March 2018. Developed markets significantly out-performed emerging markets, while the U.S. dollar depreciated against the Japanese Yen and Euro.

In March 2018, the Trump administration announced tariffs on several of its trading partners, particularly directed towards China. China retaliated with similar tariffs against the U.S., which evoked heightened fears over a potential global trade war. While the U.S. and China released a joint statement in May 2018 that many interpreted as a ceasefire on trade, the peace was broken days later when the U.S. announced tariffs on US$50 billion of goods imported from China. Subsequently, the U.S. withdrew temporary exemptions to steel and aluminum tariffs that were originally announced in March 2018, citing a deal could not be reached with the European Union, Canada and Mexico. As expected, these announcements sparked swift retaliatory measures against the U.S. from its trading partners. Trade tensions continued to intensify toward the end of period, with global equity markets selling off on reports that the U.S. was contemplating restrictions on Chinese investment in U.S. technology firms as well as further tariffs if China retaliated. Geopolitical tensions in the Korean Peninsula eased as the North and South Korean leaders agreed to a goal of denuclearizing the peninsula and would work towards declaring an official end to the 1950s Korean War.

U.S. equities out-performed global equities from the Fund’s inception to June 30, 2018. The release of first quarter economic growth data showed the economy grew at a 2.0% annualized pace. The Institute of Supply Management (“ISM”) manufacturing composite came in at 58.7 for May 2018 from 54.9 a year prior. The unemployment rate fell to an 18-year low of 3.8% in May 2018, while U.S. headline inflation accelerated to a six-year high of 2.8% in May 2018. The U.S. Federal Reserve (the “Fed”) raised interest rates three times for a total of 0.75% during the period, citing that economic growth has been “rising at a solid rate” at its June 2018 meeting. The Fed also indicated its intention to hike rates by a total of four times in 2018, up from the three hikes previously planned for 2018.

European equities under-performed global equities during the period. The Eurozone Manufacturing Purchasing Managers’ Index (“PMI”) declined to 55.5 in May 2018 from 57.0 a year prior. Inflation in the Euro area rose sharply at the end of the period to 1.9% in May 2018, boosted by higher oil prices. Core Consumer Price Index (“CPI”) rose to 1.1% in May 2018, though it remains under the European Central Bank’s (“ECB”) target. Following a reduction in January 2018, the ECB announced plans to further taper its monthly bond purchases in September 2018 with the intention to end net purchases at the end of the calendar year. ECB President Mario Draghi also committed to keeping interest rates steady “at least through the summer of 2019”.

Japanese equities also under-performed global equities during the period under review. The Japanese economy contracted by 0.6% on an annualized basis during the first calendar quarter of 2018, marking the end of eight straight quarters of expansion — the longest stretch on record. The Bank of Japan (“BoJ”) held monetary policy steady during the period, while downgrading its view on inflation.

Emerging markets significantly under-performed global equities, particularly within Latin America. The under-performance was due in large part to emerging markets currency weakness and growth concerns, in addition to ongoing trade uncertainty and higher U.S. Treasury yields. Chinese equities out-performed emerging markets equities during the period under review as its economy grew at an annualized pace of 6.8% during the first calendar quarter of 2018, buoyed by strong consumer demand and robust property investment in light of continued measures to tame rising home prices.

OUTLOOK

Global growth remains relatively solid across the developed and emerging markets, though momentum has slowed this year. Global manufacturing growth remains historically robust, well in expansion territory and is consistent with continued gains in global equity markets. However, several risks have strained the near term outlook. Most prominent among these is trade uncertainty, which if escalates further, may weigh on equity market performance and economic activity. Apart from higher input costs and consumer prices, sentiment around investments and spending decisions as well as equity risk premiums may also be negatively impacted. While we believe the risk of a trade war has certainly increased in 2018, we anticipate a negotiated agreement between the U.S. and China will be agreed upon given the high potential costs of the alternative. Another risk has been the continued tightening of financial conditions in the United States, which includes a stronger U.S. dollar, rising U.S. Treasury yields and more restrictive monetary policy.

In the U.S., the benefits of earlier tax reform and increased fiscal spending supported economic growth and contributed to solid earnings growth during the first half of 2018, though we expect these benefits to level off in the second half of the calendar year. Unemployment remains at historical lows, though inflation has been rising with core personal consumption expenditures reaching the Fed’s target with further risks to the upside. However, we believe inflation and wage growth will remain contained. However, if larger tariffs are imposed, there is a concern that profit margins will be squeezed if companies are unable to pass through rising input costs. As such, we expect volatility to continue within global equity markets, which will continue to pose risks but also present attractive investment opportunities. While the U.S. dollar has strengthened this year, we do not believe it will be sustained over the long-term. This is based on expectation that economic growth will begin to moderate following a strong second calendar quarter and as the increasing fiscal and trade deficits weigh on the dollar.

In Europe, Mario Draghi signalled an end to quantitative easing by year-end. While the European economy has slowed in the first six months of 2018, the economy continues to show modest growth, supported by rising inflation, and lower unemployment, which could support a further upside in earnings growth, alongside positive estimate earnings revisions. While our outlook for the region remains favourable, the Fund remains selective as political uncertainty remains elevated, particularly in Italy and in the UK where we believe potential downside risks have increased. For the European economy, we believe structural reform implementation remains essential for long-term growth, inflation and monetary policy.

We continue to favour Japan as it has solid forecasted earnings growth this year, despite trade friction and a moderation in economic growth relative to the strong expansion registered last year. The BoJ remains highly accommodative and is likely to remain so until inflation, which remains well below its objective, starts to rise. Additionally, valuations in Japan remain relatively attractive, which in conjunction with the BoJ’s highly accommodative monetary policy, positive earnings revisions and a stable to weaker Japanese Yen should help to support Japanese equities. Further, potential buying from foreigners, Japanese corporates and the BoJ could also support equity markets.

Emerging markets equities have under-performed developed markets equities in 2018, driven by trade uncertainty, Fed policy, U.S. dollar strength, high-beta emerging markets currency weakness and higher U.S. 10-year yields. Trade concerns with China pose a risk to global risk assets, and particularly within the emerging markets. While the Chinese renminbi has depreciated since mid-April 2018, it remains an important tool that the Chinese government can use to partially offset the negative impacts on their economy as a result of the tariff dispute. Still, emerging markets equities remain attractively valued, with emerging equity valuations trading at a deep discount to developed markets equities, while EPS growth is still expected to rise double-digits this year following a very strong rise in 2017, despite recent deceleration relative to developed market equities. Importantly, emerging markets’ return on equity has continued to improve from the lows of 2016, driven by margin expansion and asset turns, and we believe the recovery has further room to go.

We continue to believe it is important to have a fund that is well-diversified and well-constructed. Country allocation will also remain key. Given the focus on high quality companies through the lens of EVA, the Fund manager believes the Fund is positioned to withstand volatility, which is expected to increase from current levels. The Fund remains focused on investing in companies that can create positive EVA and that are trading at attractive valuations.

The AGF Investments America Inc. Team

Growth of a $10,000 Investment Since Inception at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $10,000 from November 3, 2017 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Average Annual Total Returns Since Inception through June 30, 2018

Since Inception
AGF Global Equity Fund Class I Shares	-3.70%
AGF Global Equity Fund Class R6 Shares	-3.70%
MSCI All Country World Index	2.83%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 01, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of its investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.80% of the average daily net assets of each share class. As stated in the current prospectus, the current gross and net expense ratios for both classes are 1.57% and 0.85% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please call (833) AGF-FUND (833-243-3863). Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

The views expressed in this letter are those of AGF Investments America Inc. as of June 30, 2018, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

v

AGF Global Sustainable Growth Equity Fund (Unaudited):

FUND OVERVIEW

For the period since inception to June 30, 2018, Class I and Class R6 of the AGF Global Sustainable Growth Equity Fund (the “Fund”) each returned -0.20% and under-performed its benchmark, the MSCI World Index, which returned 3.77%. The Fund’s security selection in the consumer discretionary, information technology and energy sectors detracted from relative performance, as did its overweight allocation to the industrials sector and underweight allocations to the consumer discretionary and energy sectors. This was partially offset by strong security selection in the health care and consumer staples sectors, and an underweight allocation to the financials sector during the period.

From a geographic perspective, the Fund’s allocations to the U.S., Japan and Canada detracted from relative performance, while its allocations to the UK, France and Ireland contributed.

From a thematic perspective, sustainable themes generally under-performed compared to the broader markets during the period. Companies in the Energy and Power Technologies theme under-performed along with Water and Wastewater Solutions companies. Given the Fund’s average allocation of 54.0% to these two themes combined, this was a detracting factor during the period. On the other hand, the Health and Well Being theme out-performed the related sector of MSCI World Index, led by companies in the Healthy Living and Safer Products sub-themes. Companies in the Waste Management & Pollution Control theme also slightly contributed to performance, led by Waste Service companies.

MARKET OVERVIEW

Equity markets saw considerably higher volatility in calendar year 2018 than the previous year. Equity markets rallied in early January 2018 following the passage of the tax reform package in the U.S. in December 2017. However, late in the first calendar quarter and into the second quarter of 2018, equities saw significant volatility as investors digested several growing risks, including growing inflation and higher bond yields, as well as more trade protectionism.

The U.S. dominated the investment narrative during 2018, as equities had a good start to the calendar year on the back of excellent earnings environment, with U.S. companies delivering 23.0% earnings growth. While some of that strength was a result of the significant tax cuts that were implemented in late 2017, growth in pre-tax profits came in at a very healthy 13.0%, while top line growth was a robust 8.4%. The strong earnings environment, combined with continued strong macroeconomic data, helped equities rally throughout April and May 2018.

In the second half of June 2018, equity markets once again saw significant selling pressure, brought on by more concerns about trade tensions, as the Trump administration announced its intention to move ahead with additional tariffs on Chinese goods, along with new limits on Chinese investment in high-tech industries. With investors expecting China to adopt retaliatory measures, concerns about an escalating trade dispute weighed on equity markets to close out the first half of calendar year 2018. Companies with global supply chains or with export exposure were particularly impacted, with the industrials sector selling off more severely relative to the broader market.

Meanwhile in Europe, equities followed a similar pattern, rallying through the first half of 2018 before seeing sell off in June 2018. In Italy, the forming of a government led by two Euro-skeptic, populist political parties unsettled Italian equities and resulted in a spike in Italian bond yields. While political uncertainty has increased with the election of a Euro-skeptic government in a founding member state of the European Union (“EU”), its platform does not call for pulling out of either the EU or the Euro, rather the renegotiation of Italy’s relationship within the EU.

OUTLOOK

While the Fund has held up well for most of period under review, recent headline risks around trade tensions have recently amplified and impacted companies that conduct business within globally integrated supply chains. The industrials sector, in particular, has been impacted and has under-performed broader equity markets. This has impacted the Fund’s relative returns. While the Fund has held up well against stocks in sustainable themes, its relative return against the MSCI World has suffered given its structurally higher allocation to industrials stocks.

Ultimately, we believe that sustainable themes are long-term in nature and that short-term headline risks, such as trade tensions, do not impact those companies whose investment thesis rests on the long-term transition to a sustainable economy. However, we have made certain risk mitigation adjustments to the Fund, such as trimming its exposure in financial institutions with exposure to Italy due to the ongoing uncertain political climate there.

Overall, we continue to take a bottom-up approach that is focused on the fundamentals of the companies owned by the Fund, and invest in companies that provide solutions to sustainable issues with the potential to disrupt traditional industries and deliver above average growth rates. While periods of volatility are to be expected, we continue to focus on the companies with the most compelling long-term sustainability solutions.

The AGF Investments America Inc. Team

Growth of a $10,000 Investment Since Inception at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $10,000 from November 3, 2017 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Average Annual Total Returns Since Inception through June 30, 2018

Since Inception
AGF Global Sustainable Growth Equity Fund – Class I Shares	-0.20%
AGF Global Sustainable Growth Equity Fund – Class R6 Shares	-0.20%
MSCI World Index	3.77%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 01, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of its investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.80% of the average daily net assets of each share class. As stated in the current prospectus, the current gross and net expense ratios for both classes are 1.52% and 0.80% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please call (833) AGF-FUND (833-243-3863). Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

The views expressed in this letter are those of AGF Investments America Inc. as of June 30, 2018, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

FQF Trust
AGF Global Equity Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Common Stocks – 94.8%
Aerospace & Defense – 3.7%
Huntington Ingalls Industries, Inc.	26	$5,636
Northrop Grumman Corp.	68	20,924
		26,560
Banks – 8.8%
Banco Santander SA	625	3,351
BNP Paribas SA	46	2,857
ING Groep NV	501	7,213
JPMorgan Chase & Co.	267	27,821
Kasikornbank PCL	1,487	8,977
Komercni banka A/S	210	8,837
Lloyds Banking Group plc	1,210	1,007
Shinhan Financial Group Co. Ltd.	97	3,769
		63,832
Beverages – 1.9%
Anheuser-Busch InBev SA/NV	134	13,536
Biotechnology – 3.2%
AbbVie, Inc.	154	14,268
China Biologic Products Holdings, Inc.*	91	9,039
		23,307
Capital Markets – 5.2%
Invesco Ltd.	293	7,782
Moody’s Corp.	175	29,848
		37,630
Chemicals – 1.3%
AdvanSix, Inc.*	9	330
Arkema SA	4	474
Nutrien Ltd.	156	8,483
		9,287
Commercial Services & Supplies – 4.8%
Brambles Ltd.	1,044	6,861
Waste Management, Inc.	346	28,143
		35,004
Consumer Finance – 0.7%
Synchrony Financial	143	4,773
Diversified Telecommunication Services – 3.8%
AT&T, Inc.	268	8,606
Nippon Telegraph & Telephone Corp.	414	18,831
		27,437
Electrical Equipment – 1.2%
Schneider Electric SE	104	8,674
Electronic Equipment, Instruments & Components – 3.6%
Keyence Corp.	46	25,993
Energy Equipment & Services – 0.0%(a)
Fred Olsen Energy ASA*	91	102
Equity Real Estate Investment Trusts (REITs) – 0.0%(a)
Keppel REIT	182	147

Investments	Number of Shares	Value
Food Products – 2.1%
Kraft Heinz Co. (The)	80	$5,026
Mondelez International, Inc., Class A	250	10,250
		15,276
Household Durables – 0.8%
Persimmon plc	178	5,950
Household Products – 2.1%
Henkel AG & Co. KGaA	133	14,794
Industrial Conglomerates – 5.6%
Honeywell International, Inc.	253	36,445
Keppel Corp. Ltd.	795	4,172
		40,617
Insurance – 10.1%
Aflac, Inc.	91	3,915
AIA Group Ltd.	1,144	10,003
Brighthouse Financial, Inc.*	17	681
Chubb Ltd.	208	26,420
Hannover Rueck SE	89	11,100
Lincoln National Corp.	47	2,926
MetLife, Inc.	230	10,028
Unum Group	222	8,212
		73,285
Internet Software & Services – 0.6%
Alphabet, Inc., Class C*	4	4,463
IT Services – 0.4%
International Business Machines Corp.	19	2,654
Machinery – 2.2%
AGCO Corp.	256	15,544
Media – 2.0%
Omnicom Group, Inc.	170	12,966
Singapore Press Holdings Ltd.	610	1,164
		14,130
Metals & Mining – 1.9%
Goldcorp, Inc.	259	3,551
Vale SA*	34	435
Vale SA, ADR*	70	897
voestalpine AG	188	8,661
		13,544
Oil, Gas & Consumable Fuels – 6.6%
CNOOC Ltd.	6,027	10,401
Exxon Mobil Corp.	163	13,485
Petroleo Brasileiro SA (Preference)*	185	821
PTT Exploration & Production PCL	450	1,908
Royal Dutch Shell plc, Class B	167	5,981
Williams Cos., Inc. (The)	392	10,627
WPX Energy, Inc.*	242	4,363
		47,586

See accompanying notes to the financial statements.

FQF Trust
AGF Global Equity Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Pharmaceuticals – 5.3%
Astellas Pharma, Inc.	868	$13,242
Bristol-Myers Squibb Co.	141	7,803
Roche Holding AG	58	12,917
Teva Pharmaceutical Industries Ltd., ADR	187	4,548
		38,510
Professional Services – 1.7%
Dun & Bradstreet Corp. (The)	102	12,510
Software – 0.6%
Sage Group plc (The)	521	4,322
Technology Hardware, Storage & Peripherals – 7.3%
Canon, Inc.	154	5,050
FUJIFILM Holdings Corp.	244	9,534
Samsung Electronics Co. Ltd., GDR(b)	30	31,350
Western Digital Corp.	90	6,967
		52,901
Tobacco – 7.3%
Altria Group, Inc.	309	17,548
British American Tobacco plc	326	16,478
Philip Morris International, Inc.	231	18,651
		52,677
Total Common Stocks (Cost $721,290)		685,045
Exchange Traded Funds – 10.6%
iShares MSCI ACWI ETF	254	18,064
iShares MSCI China ETF	276	17,830
iShares MSCI Italy ETF	151	4,362
iShares MSCI Japan ETF	293	16,968
iShares MSCI Singapore ETF	515	12,355
iShares MSCI South Korea ETF	99	6,703
Total Exchange Traded Funds (Cost $80,073)		76,282
Total Investments – 105.4% (Cost $801,363)		761,327
Liabilities in excess of other assets – (5.4)%		(38,971)
Net Assets – 100.0%		$722,356
*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Rule 144A may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,450
Aggregate gross unrealized depreciation	(61,861)
Net unrealized depreciation	$(40,411)
Federal income tax cost of investments (including derivative contracts, if any)	$801,738

AGF Global Equity Fund invested, as a percentage of net assets, in the following countries as of June 30, 2018:

Australia	0.9%
Austria	1.2%
Belgium	1.9%
Brazil	0.3%
Canada	1.7%
China	2.7%
Czech Republic	1.2%
France	1.7%
Germany	3.6%
Hong Kong	1.4%
Israel	0.6%
Japan	10.0%
Netherlands	1.8%
Norway	0.0	%(a)
Singapore	0.8%
South Korea	4.9%
Spain	0.5%
Switzerland	1.8%
Thailand	1.5%
United Kingdom	3.8%
United States	63.1%
Other(1)	(5.4)%
	100.0%
(a)	Represents less than 0.05% of net assets.
(1)	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

FQF Trust
AGF Global Sustainable Growth Equity Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Common Stocks – 98.3%
Auto Components – 3.9%
Aptiv plc	198	$18,143
Delphi Technologies plc	245	11,137
		29,280
Banks – 2.2%
ING Groep NV	554	7,976
Intesa Sanpaolo SpA	3,009	8,737
		16,713
Building Products – 11.5%
AO Smith Corp.	349	20,643
Geberit AG (Registered)	38	16,343
Johnson Controls International plc	235	7,861
Kingspan Group plc	319	15,974
Nibe Industrier AB, Class B	760	8,158
Trex Co., Inc.*	274	17,149
		86,128
Chemicals – 13.6%
Albemarle Corp.	92	8,678
Chr Hansen Holding A/S	164	15,151
Croda International plc	443	28,075
Ecolab, Inc.	151	21,190
Frutarom Industries Ltd.	43	4,214
Johnson Matthey plc	176	8,406
Toray Industries, Inc.	2,054	16,214
		101,928
Commercial Services & Supplies – 4.4%
Waste Connections, Inc.	435	32,747
Electrical Equipment – 4.6%
Legrand SA	238	17,482
Prysmian SpA	450	11,209
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,138	5,411
		34,102
Electronic Equipment, Instruments & Components – 14.2%
Amphenol Corp., Class A	171	14,903
Halma plc	1,303	23,559
Hexagon AB, Class B	243	13,551
Keyence Corp.	52	29,383
Samsung SDI Co. Ltd.	47	9,025
Trimble, Inc.*	491	16,124
		106,545
Energy Equipment & Services – 1.3%
Secure Energy Services, Inc.	1,825	10,078
Equity Real Estate Investment Trusts (REITs) – 1.5%
Equinix, Inc.	27	11,607
Food & Staples Retailing – 1.6%
Sprouts Farmers Market, Inc.*	537	11,852

Investments	Number of Shares	Value
Food Products – 1.2%
Wessanen	411	$8,649
Health Care Equipment & Supplies – 7.5%
Danaher Corp.	222	21,907
IDEXX Laboratories, Inc.*	91	19,832
Medtronic plc	165	14,126
		55,865
Independent Power and Renewable Electricity Producers – 0.8%
Pattern Energy Group, Inc., Class A	336	6,300
Industrial Conglomerates – 3.3%
Roper Technologies, Inc.	89	24,556
Internet Software & Services – 0.9%
MINDBODY, Inc., Class A*	166	6,408
Leisure Products – 1.6%
Shimano, Inc.	84	12,336
Life Sciences Tools & Services – 3.3%
Thermo Fisher Scientific, Inc.	121	25,064
Machinery – 9.0%
Cummins, Inc.	58	7,714
NFI Group, Inc.	256	9,550
Outotec OYJ*	1,020	8,124
Wabtec Corp.	161	15,871
Xylem, Inc.	387	26,076
		67,335
Mortgage Real Estate Investment Trusts (REITs) – 0.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	252	4,977
Semiconductors & Semiconductor Equipment – 8.1%
Analog Devices, Inc.	179	17,170
First Solar, Inc.*	122	6,424
Monolithic Power Systems, Inc.	117	15,639
NVIDIA Corp.	58	13,740
ON Semiconductor Corp.*	330	7,338
		60,311
Software – 2.3%
Dassault Systemes SE	123	17,237
Specialty Retail – 0.8%
XXL ASA(a)	786	6,370
Total Common Stocks (Cost $731,381)		736,388
Master Limited Partnerships – 2.2%
Independent Power and Renewable Electricity Producers – 2.2%
Brookfield Renewable Partners LP (Cost $18,017)	540	16,209

See accompanying notes to the financial statements.

FQF Trust
AGF Global Sustainable Growth Equity Fund
Schedule of Investments
June 30, 2018

Investments	Number of Rights	Value
Rights – 0.0%
Banks – 0.0%
Intesa Sanpaolo SpA, expiring 7/17/2018*‡(b) (Cost $—)	3,009	$—
Total Investments – 100.5% (Cost $749,398)		752,597
Liabilities in excess of other assets – (0.5)%		(3,650)
Net Assets – 100.0%		$748,947
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Rule 144A may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(b)	Security fair valued as of June 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2018 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

Abbreviations
OYJ	Public Limited Company

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,838
Aggregate gross unrealized depreciation	(39,441)
Net unrealized appreciation	$2,397
Federal income tax cost of investments (including derivative contracts, if any)	$750,200

AGF Global Sustainable Growth Equity Fund invested, as a percentage of net assets, in the following countries as of June 30, 2018:

Canada	4.8%
China	0.7%
Denmark	2.0%
Finland	1.1%
France	4.6%
Ireland	2.1%
Israel	0.6%
Italy	2.7%
Japan	7.7%
Netherlands	2.2%
Norway	0.9%
South Korea	1.2%
Sweden	2.9%
Switzerland	2.2%
United Kingdom	8.0%
United States	56.8%
Other(1)	(0.5)%
100.0%
(1)	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

FQF Trust

Statements of Assets and Liabilities
June 30, 2018

	AGF Global Equity Fund	AGF Global Sustainable Growth Equity Fund
ASSETS:
Investments in securities, at value(1)	$761,327	$752,597
Cash	3,255	38,673
Foreign cash(2)	2,698	2,794
Receivables:
Receivable for investments sold	—	8,801
Dividends and interest	1,626	943
Reclaims receivable	24	—
Investment adviser (Note 4)	12,761	11,975
Prepaid expenses	3,186	3,186
Total Assets	784,877	818,969
LIABILITIES:
Payable for investments purchased	—	8,559
Payables:
Administration fees	10,777	10,777
Transfer Agent fees	8,396	8,396
Trustees fees	1,950	1,950
Custodian and Accounting fees	7,825	6,692
Professional fees	27,872	27,872
Accrued expenses and other liabilities	5,701	5,776
Total Liabilities	62,521	70,022
Net Assets	$722,356	$748,947
NET ASSETS CONSIST OF:
Paid in capital	$750,002	$750,076
Accumulated undistributed net investment income	8,897	2,041
Accumulated net realized gain (loss)	3,493	(6,351)
Net unrealized appreciation (depreciation) on:
Investments	(40,036)	3,199
Translation of assets and liabilities denominated in foreign currencies	—	(18)
Net Assets	$722,356	$748,947
NET ASSETS:
Class I	$361,178	$374,474
Class R6	361,178	374,473
Total	$722,356	$748,947
SHARES OUTSTANDING (unlimited number of shares authorized)
Class I	37,505	37,505
Class R6	37,505	37,505
Total	75,010	75,010
NET ASSET VALUE
Class I	$9.63	$9.98
Class R6	9.63	9.98
(1) Investments in securities, at cost	$801,363	$749,398
(2) Cost of foreign cash	$2,698	$2,802

See accompanying notes to the financial statements.

FQF Trust

Statements of Operations
For the Period 11/3/2017(a) – 6/30/2018

	AGF Global Equity Fund	AGF Global Sustainable Growth Equity Fund
INVESTMENT INCOME:
Dividend income	$14,875	$8,674
Foreign withholding tax on dividends	(919)	(1,231)
Total Investment Income	13,956	7,443
EXPENSES:
Investment advisory fees (Note 4)	3,252	3,271
Administration fees	12,759	12,758
Professional fees	45,383	45,383
Trustee fees	5,092	5,092
Custodian and Accounting fees	12,101	9,491
Transfer Agent fees	35,801	35,801
CCO fees	7,194	7,194
Treasurer fees	13,718	13,718
Other fees	12,579	12,579
Total Expenses before Adjustments	147,879	145,287
Less: waivers and/or reimbursements by Adviser (Note 4)	(143,877)	(141,262)
Total Expenses after Adjustments	4,002	4,025
Net Investment Income	9,954	3,418
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	3,493	(6,473)
Foreign currency transactions	(1,150)	(1,274)
Net Realized Gain (Loss)	2,343	(7,747)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investment in securities	(40,036)	3,199
Translation of assets and liabilities denominated in foreign currencies	—	(18)
Net Unrealized Appreciation (Depreciation)	(40,036)	3,181
Net Realized and Unrealized Gain (Loss)	(37,693)	(4,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,739)	$(1,148)
(a)	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets
For the Period 11/3/2017(a) – 6/30/2018

	AGF Global Equity Fund	AGF Global Sustainable Growth Equity Fund
OPERATIONS:
Net investment income	$9,954	$3,418
Net realized gain (loss)	2,343	(7,747)
Net unrealized appreciation (depreciation)	(40,036)	3,181
Net Decrease in Net Assets Resulting from Operations	(27,739)	(1,148)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$375,048	$375,048
Total Class I transactions	375,048	375,048
Class R6
Proceeds from shares issued	375,047	375,047
Total Class R6 transactions	375,047	375,047
Net Increase in Net Assets Resulting from Capital Transactions	$750,095	$750,095
Total Increase in Net Assets	722,356	748,947
NET ASSETS:
Beginning of period	—	—
End of period	$722,356	$748,947
Accumulated undistributed net investment income included in end of period net assets	$8,897	$2,041
SHARE TRANSACTIONS:
Class I
Issued	37,505	37,505
Total Class I	37,505	37,505
Class R6
Issued	37,505	37,505
Total Class R6	37,505	37,505
Shares Outstanding, End of Period	75,010	75,010
(a)	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Financial Highlights for a share outstanding throughout the period:

	PER SHARE OPERATING PERFORMANCE
	Investment Operations				Distributions
	Net asset value, beginning of period	Net investment Income(a)	Net realized and unrealized (loss) from investments	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period
AGF Global Equity Fund – Class I
For the period 11/03/17* – 6/30/2018	$10.00	0.13	(0.50)	(0.37)	—	—	—	—	$9.63
AGF Global Equity Fund – Class R6
For the period 11/03/17* – 6/30/2018	$10.00	0.13	(0.50)	(0.37)	—	—	—	—	$9.63
AGF Global Sustainable Growth Equity Fund – Class I
For the period 11/03/17* – 6/30/2018	$10.00	0.05	(0.07)	(0.02)	—	—	—	—	$9.98
AGF Global Sustainable Growth Equity Fund – Class R6
For the period 11/03/17* – 6/30/2018	$10.00	0.05	(0.07)	(0.02)	—	—	—	—	$9.98
*	Commencement of investment operations.
(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

	RATIOS/SUPPLEMENTAL DATA
	Ratios to average net assets(c)
	Expenses, before reimbursements and/or waivers	Expenses, net of reimbursements and/or waivers	Net investment income	Net investment loss, before reimbursements and/or waivers	Total Return(b)	Portfolio turnover rate(b)	Ending net assets (thousands)
AGF Global Equity Fund – Class I
For the period 11/03/17* – 6/30/2018	29.56%	0.80%	1.99%	(26.77)%	(3.70)%	11%	$361
AGF Global Equity Fund – Class R6
For the period 11/03/17* – 6/30/2018	29.56%	0.80%	1.99%	(26.77)%	(3.70)%	11%	$361
AGF Global Sustainable Growth Equity Fund – Class I
For the period 11/03/17* – 6/30/2018	28.87%	0.80%	0.68%	(27.40)%	(0.20)%	12%	$375
AGF Global Sustainable Growth Equity Fund – Class R6
For the period 11/03/17* – 6/30/2018	28.87%	0.80%	0.68%	(27.40)%	(0.20)%	12%	$374

See accompanying notes to the financial statements.

FQF Trust
Notes to Financial Statements
June 30, 2018

1. Organization

FQF Trust (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently includes two operational series of the AGF Funds (individually, a “Fund”; collectively, the “Funds”): AGF Global Equity Fund and AGF Global Sustainable Growth Equity Fund. Each Fund currently offers Class I and Class R6 shares. Each Fund is classified as a “diversified” Fund, pursuant to the 1940 Act.

On November 1, 2017, AGF Investments America Inc. contributed seed capital in the amount of $750,095 ($375,047.50 allocated to each Class I and Class R6) to the AGF Global Equity Fund and AGF Global Sustainable Growth Equity Fund. Both AGF Global Equity Fund and AGF Global Sustainable Growth Equity Fund commenced investment operations on November 3, 2017. The Funds had no operations from their initial seeding date of November 1, 2017 until each Fund’s commencement of investment operations date.

The investment objective of each Fund is to provide long-term capital growth. There can be no assurance that the Funds will achieve their respective investment objectives.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and new forms (Form N-PORT and Form N-CEN), as well as amendments to existing forms and rules, including Regulation S-X, to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X include, among other changes, requiring standardized, enhanced disclosures about derivatives in investment company financial statements. The Funds have included disclosure in these financial statements to reflect the amendments to Regulation S-X, which became effective prior to the Funds’ commencement of operations. These amendments had no effect on the Funds’ net assets or results of operations. The first filing compliance date for Form N-PORT is no later than April 30, 2020, reflecting data as of March 31, 2020. The Funds are filing Form N-CEN for the year ended June 30, 2018.

Investment Valuation

The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of a Fund’s shares outstanding. A Fund’s NAV per Share is calculated separately for each class of shares of a Fund.

The value of each Fund’s securities is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available the security will be valued by another method that the Funds’ Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation guidelines which were approved by the Board of Trustees (the “Trustees”). For equity securities, the Trust has retained an

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2.

Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when a security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2018 for each Fund based upon the three levels defined above:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGF Global Equity Fund
Investments
Common Stocks*	$685,045	$—	$—	$685,045
Exchange Traded Funds	76,282	—	—	76,282
Total Investments	$761,327	$—	$—	$761,327
AGF Global Sustainable Growth Equity Fund
Investments
Common Stocks*	$752,597	$—	$—	$752,597
Rights	—	—	—	—
Total Investments	$752,597	$—	$—	$752,597
*	See Schedules of Investments for presentation by industry type.

At June 30, 2018, there were no Level 2 or Level 3 investments held in the AGF Global Equity Fund and no Level 2 investments held in the AGF Global Sustainable Growth Equity Fund for which significant unobservable inputs were used to determine fair value.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

At June 30, 2018, AGF Global Sustainable Growth Equity Fund held a Level 3 rights investment that was categorized as Level 3 investment which was valued at $0.

The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, and 3 as of June 30, 2018.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class. For the period ended June 30, 2018, neither fund incurred class specific expenses such as distribution (12b-1) and administrative service fees.

Taxes and Distributions

Each of the Funds intends to qualify [or continue to qualify] as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.

Dividends and distributions will be automatically reinvested unless requested otherwise. Dividends will differ among classes of the Funds due to differences in distribution and other class-specific operating expenses and will generally be paid at least annually. Capital gains are distributed at least annually.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

There were no distributions paid during the tax period ended June 30, 2018.

At June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGF Global Equity Fund	$12,765	$—	$—	$(40,411)
AGF Global Sustainable Growth Equity Fund	2,088	—	(5,596)	2,379
*	The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, mark to market of passive foreign investment companies (PFICs) and investments in partnerships.

Permanent differences, primarily due to foreign currency gain (loss), investments in partnerships and non-deductible expenses, resulted in the following reclassifications, as of June 30, 2018 among the Funds’ components of net assets:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid in Capital
AGF Global Equity Fund	$(1,057)	$1,150	$(93)
AGF Global Sustainable Growth Equity Fund	(1,377)	1,396	(19)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law. For the tax period ended June 30, 2018, none of the Funds had available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains.

Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
AGF Global Equity Fund	$—	$—
AGF Global Sustainable Growth Equity Fund	5,596	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2018, none of the Funds have any late-year ordinary loss or post-October capital loss deferrals.

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

4. Investment Management Fees

AGF Investments America Inc. (the “Adviser”) is the investment adviser to each Fund. Under an investment management agreement between the Adviser and the Trust (the “Management Agreement”), each Fund pays the Adviser a fee at an annualized rate, based on its average daily net assets, of 0.65%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.80% of each share class’ average daily net assets. The Adviser is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Total Annual Fund Operating Expenses do not exceed the then-applicable expense cap or the expense cap in place at the time of the original fee waiver or reimbursement. This agreement will remain in effect until November 1, 2018, and shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

For the period ended June 30, 2018, management fee waivers and expense reimbursements were as follows:

Fund	Management Fees Waived	Expense Reimbursements
AGF Global Equity Fund	$3,252	$140,625
AGF Global Sustainable Growth Equity Fund	3,271	137,991

As of June 30, 2018, the amounts eligible for repayment and the associated period of expiration are as follows:

Fund	Expires June 30, 2021	Total Eligible for Recoupment
AGF Global Equity Fund	$143,877	$143,877
AGF Global Sustainable Growth Equity Fund	141,262	141,262

5. Administration, Accounting, Custodian and Transfer Agent Fees

JPMorgan Chase Bank, N.A. acts as Administrator, Fund Accounting Agent and Custodian to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund pays the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. JPMorgan Chase Bank, N.A. acts as Custodian to the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

U.S. Bancorp Fund Services, LLC serves as the transfer agent to the Funds. The Transfer Agent is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, the Transfer Agent receives monthly fees charged to the Funds, plus certain charges for securities transactions.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

6. Distribution, Service Plan and Fund Officers

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ Distributor. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Shares are continuously offered for sale by the Trust through the Distributor. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Foreside Fund Officer Services, LLC “FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

7. Investment Transactions

For the period ended June 30, 2018, the cost of securities purchased and proceeds from sales of securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
AGF Global Equity Fund	$880,285	$82,406
AGF Global Sustainable Growth Equity Fund	847,904	91,959

8. Purchase and Sale of Fund Shares

The information below explains how to purchase and sell shares of the Funds directly. Investors purchasing or selling shares through a financial intermediary may be charged transaction-based or other fees by the financial intermediary for its services. Please contact your financial intermediary for information regarding these fees and for purchase instructions.

You may purchase or redeem Fund shares through your broker-dealer, other financial intermediary that has an agreement with the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.

Class I Shares

Class I shares are offered by each Fund to institutions and individuals with a $1,000,000 minimum requirement for initial investment, and no minimum is required for additional investments. The minimum requirement may be waived, at the Adviser’s discretion, for certain institutions or individuals who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Neither the minimum requirement for initial investment for the Funds nor the requirements for the minimum account size will apply to investments by employees of the Adviser (or their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g. spouses and children).

Class I shares of each Fund have an investment minimum of $1,000,000 and a minimum account balance of $1,000,000. There is no investment minimum or minimum investment account size requirement for qualified retirement benefit plans. The Funds reserve the right to redeem shares if an account balance for any Fund falls below the minimum account balance due to redemptions and not due to market movement. If the account balance is not increased to the minimum amount within 60 days of the investor being notified by the Fund, then the account may be closed and the proceeds in the account given to the investor. Fund shares will be redeemed at NAV on the day the redemption transaction is processed.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

The investor eligibility requirements for Class I shares of the Funds may be changed from time to time. Any such changes will be reflected in each Fund’s then current prospectus and SAI.

Class R6 Shares

Class R6 shares are offered by each Fund to Institutional Investors that meet a $1,000,000 minimum requirement for initial investment and to Eligible Investors. No minimum is required for additional investments. Institutional Investors (including endowments and foundations) are investors deemed appropriate by AGFA that hold shares of a Fund through an account held directly with the Fund that are not traded through an intermediary, subject to a minimum initial investment of $1,000,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, Simple IRAs, individual 401 (k) plans or individual 403 (b) plans.

Class R6 shares of each Fund have an investment minimum of $1,000,000 and a minimum account balance of $1,000,000. There is no investment minimum or minimum investment account size requirement for Eligible Investors. The Funds reserve the right to redeem shares if an account balance for any Fund falls below the minimum account balance due to redemptions and not due to market movement. If the account balance is not increased within 60 days of the investor being notified by the Fund, then the account may be closed and the proceeds in the account given to the investor. Fund shares will be redeemed at NAV on the day the redemption transaction is processed.

The investor eligibility requirements for Class R6 shares of the Funds may be changed from time to time. Any such changes will be reflected in each Fund’s then current prospectus and SAI.

On November 1, 2017, AGF Investments America Inc. invested $750,095 in the AGF Global Equity Fund and $750,095 in the AGF Global Sustainable Growth Equity Fund.

Shareholder Concentration risk

At June 30, 2018, certain shareholder accounts owned more than 10% of the outstanding shares of AGF Global Equity Fund and AGF Global Sustainable Growth Equity Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In case of a large redemption, a fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in fund losses and the fund holding a higher percentage of illiquid positions. Large redemptions could also result in decreased economies of scale and increased operating expenses for non-redeeming fund shareholders.

The number of accounts and aggregate percentages of shares outstanding held therein were as follows as of June 30, 2018:

Fund	Percentage of shares outstanding held – Affiliated (%)
AGF Global Equity Fund	100%
AGF Global Sustainable Growth Equity Fund	100%

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

9. Principal Risks

Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds.

Market Risk.  The market value of a Fund’s investments may increase or decrease sharply and unpredictably in response to the real or perceived prospects of individual companies, particular sectors or industries, governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and adversely affect a Fund’s net asset value (“NAV”), regardless of the individual results of the securities and other investments in which a Fund invests. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. For example, a decline in the value and liquidity of securities held by a Fund (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, and an increase in Fund expenses may adversely affect a Fund. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

Portfolio Management Risk.  Each Fund is actively managed and is therefore subject to investment management risk. The strategies used and investments selected by AGFA may fail to produce the intended result and the Fund may not achieve its objective, including during a period in which AGFA takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The securities selected for a Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

Sustainable Investing Risk.  Because the AGF Global Sustainable Growth Equity Fund focuses on equity securities of companies that AGFA believes meet the concept of sustainable development, but the Fund’s universe of investments may also be smaller than that of other funds that do not focus on sustainable investment themes, which may increase the risk of loss during market declines. The Fund may forgo opportunities to gain exposure to certain attractive companies in certain industries and sectors, such as fossil fuel producers, and may have a reduced weighting in others, due to their lack of positive exposure to sustainable investment themes. The Fund may have to sell a security when it might otherwise be disadvantageous to do so. Because of these themes, the Fund may underperform the market as a whole if such investments underperform the market. There is no guarantee that AGFA’S efforts to focus on investments in companies that meet the concept of sustainable development will be successful or have a positive impact on the Fund’s performance.

Foreign Securities Risk.  Foreign investments involve additional risks because financial markets outside of the U.S. may be less liquid and companies may be less regulated and have lower standards of accounting and financial reporting. There may not be an established stock market or legal system that adequately protects the rights of investors. Foreign investments can also be affected by social, political, or economic instability.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign governments may impose investment restrictions. In general, securities issued by companies in more developed markets, such as the U.S., Canada and Western Europe, have a lower foreign market risk. Securities issued in emerging or developing markets, such as Southeast Asia or Latin America, tend to have a higher foreign market risk than securities issued in developed markets.

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges and at the expected price. In addition, prices of foreign securities may go up and down more frequently and in wider ranges than prices of securities traded in the United States.

Changes to the real or perceived financial condition or credit rating of foreign issuers may also adversely affect the value of a Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ from country to country, there is also the possibility that it will be difficult to obtain or enforce legal judgments in favor of the Fund in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.

A Fund may trade in futures, forward and option contracts on exchanges located outside the U.S. where the U.S. commodity futures regulations may not apply. Some foreign exchanges, in contrast to U.S. exchanges, are “principals’ markets” in which performance with respect to a contract is the responsibility only of the individual member with whom the trader has entered into a contract and not of the exchange or clearinghouse, if any. In the case of trading on such foreign exchanges, the Fund will be subject to the risk of the inability of, or refusal by, the counterparty, to perform with respect to such contracts. A Fund also may not have the same access to certain trades as do various other participants in foreign markets. Due to the absence of a clearinghouse system on certain foreign markets, such markets are significantly more susceptible to disruptions than U.S. exchanges.

Foreign Currency Risk.  Securities and other instruments in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Each Fund’s NAV is determined on the basis of U.S. dollars; therefore, unless perfectly hedged, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time.

Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Changes in foreign currency exchange rates may affect the NAV of the Fund and the price of the Fund’s shares. Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency.

Depositary Receipts Risk.  In some cases, rather than directly holding securities of non-U.S. companies, a Fund may hold these securities through a depositary security and receipt (an “ADR” — American Depositary Receipt, a “GDR” — Global Depositary Receipt, or an “EDR” — European Depositary Receipt). A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. Investments in depositary receipts expose the Fund to the same risks as if the Fund invested in the underlying security directly, and exposes the Fund to additional risks. The currency of a depositary receipt may be different than the currency of the non-local corporation to which it relates. The value of a depositary receipt will not be equal to the value of the underlying non-local securities to which the depositary receipt relates as a result of a number of factors. These factors include the fees and expenses associated with holding a depositary receipt, the currency exchange relating to the conversion of foreign dividends and other foreign cash distributions into local currencies, and tax considerations such as withholding tax and different tax rates between the jurisdictions.

In addition, the rights of a Fund, as a holder of a depositary receipt, may be different than the rights of holders of the underlying securities to which the depositary receipt relates, and the market for a depositary receipt may be less liquid than that of the underlying securities. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. The foreign exchange risk will also affect the value of the depositary receipt and, as a consequence, the performance of the Fund holding the depositary receipt. As the terms and timing with respect to the depositary for a depositary receipt are not within the control of a Fund or its portfolio manager and if the portfolio manager chooses only to hold depositary receipts rather than the underlying security, the Fund may be forced to dispose of the depositary receipt, thereby eliminating its exposure to the non-local corporation, at a time not selected by the portfolio manager of the Fund, which may result in losses to the Fund or the recognition of gains at a time which is not opportune for the Fund. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.

Emerging Markets Risk.  The Funds may invest in issuers located in emerging market economies (including frontier market economies). The value of mutual funds that invest in emerging markets may fluctuate more than those that invest in developed markets. In emerging market countries, securities markets may be less liquid, less diverse and may provide less transparency, making it more difficult to buy and sell securities. Also, some emerging markets economies may face political or other non-economic events that may have an impact on the normal functioning of the securities markets. Investments in emerging market economies also subject the Funds to risks relating to: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions. Sovereign debt of emerging countries may be in default or present a greater risk of default. The same risks exist and may be greater in frontier markets.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Equity-Linked Investments.  Equity-linked investments, such as participatory notes, are traded over-the-counter and are designed to replicate the performance of the underlying asset. Equity-linked investments involve additional risks beyond the risks normally associated with a direct investment in the underlying security and its performance may differ from the underlying security’s performance. Holders of equity-linked investments such as participation notes do not have the same rights as an owner of the underlying stock and are subject to the credit risk of the issuer, and participation notes are privately issued and may be illiquid. Equity-linked investments allow a Fund to invest in equity securities located in foreign markets which the Fund may be unable or unwilling to invest in directly, and expose the Fund to the risks of the underlying or reference foreign security. In addition, the performance of equity-linked securities may not correlate to the performance of the underlying security due to transaction costs and other expenses. Equity-linked investments also expose a Fund to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when the Fund wishes to sell them. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral the counterparty has provided to a Fund in respect of the counterparty’s obligations to the Fund or that a Fund has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Liquidity Risk.  Investors often describe the speed and ease with which an asset can be purchased or sold and converted into cash as its liquidity. A Fund intends for most of its investments to be sold promptly at a fair price and therefore can be described as relatively liquid. But the Fund may also hold investments that are illiquid, which means that such investments cannot be sold quickly or easily at advantageous times or prices.

Investments may be illiquid for a variety of reasons, including because of legal restrictions, the nature of the investment itself, settlement terms, or for other reasons. Sometimes, there may simply be a shortage of buyers.

Additionally, liquid investments may become illiquid after purchase by a Fund, particularly during periods of adverse market or economic conditions. To the extent that a Fund’s investment strategies involve securities of companies with smaller market capitalizations, non-U.S. securities, or derivatives, the Fund will tend to have the greatest exposure to liquidity risk. A Fund that has trouble selling an investment can lose money or incur extra costs which could prevent the Fund from taking advantage of other investment opportunities. In addition, illiquid investments may be more difficult to value accurately, may experience larger price changes, and may be sold at a price that is different from the price at which it is valued for purposes of the Fund’s NAV. This can cause greater fluctuations in the Fund’s NAV.

Large Shareholders Risk.  The Funds are subject to the risk that a large shareholder can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, a Fund may be forced to sell portfolio securities or invest cash at times when it would not otherwise do so. As a result, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.

The Funds’ prospectuses contain additional information regarding the principal risks associated with an investment in a Fund.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

10. Guarantees and Indemnifications

In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

11. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

FQF Trust
Report of Independent Registered Public Accounting Firm June 30, 2018

To the Board of Trustees of FQF Trust and the Shareholders of the AGF Global Equity Fund and AGF Global Sustainable Growth Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGF Global Equity Fund and AGF Global Sustainable Growth Equity Fund (two of the funds constituting FQF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 3, 2017 (commencement of operations) through June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations, the changes in their net assets and the financial highlights for the period November 3, 2017 (commencement of operations) through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 27, 2018

We have served as the auditor of one or more investment companies in FQF Trust since 2012.

FQF Trust
Expense Example (Unaudited)
June 30, 2018

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2018.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2018.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FQF Trust
Expense Example (Unaudited)
June 30, 2018

	Beginning Account value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGF Global Equity Fund
Class I
Actual	$1,000.00	$943.20	$3.85	0.80%
Hypothetical	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$943.20	$3.85	0.80%
Hypothetical	$1,000.00	$1,020.83	$4.01	0.80%
AGF Global Sustainable Growth Equity Fund
Class I
Actual	$1,000.00	$990.10	$3.95	0.80%
Hypothetical	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$990.10	$3.95	0.80%
Hypothetical	$1,000.00	$1,020.83	$4.01	0.80%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period).

FQF Trust
Additional Information (Unaudited)

Proxy Voting Information

A description of FQF Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 833-AGF-FUND (833-243-3863).

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-833-AGF-FUND (833-243-3863) or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

FQF Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGF Funds’ website at www.agf.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

For the tax period ended June 30, 2018, foreign taxes which are expected to be passed through to shareholders for foreign tax credits and gross income derived from sources within foreign countries were as follows:

Fund	Foreign Taxes Paid	Foreign Source Income
AGF Global Sustainable Growth Equity Fund	$1,234	$6,437

AGF Global Sustainable Growth Equity Fund intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid them. The amount per share, which represents income derived from foreign source and taxes paid to foreign countries, is $0.0858 and $0.0165, respectively.

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1944	Trustee	Indefinite/ Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 to present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	10	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	10	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to July 2017).	10	None
Interested Trustee**
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/ Since 2018 Since 2018	Chief Executive Officer, Adviser (September 2013 to present); President, F-Squared Retirement Solutions (2011 to 2012).	10	None
*	Each Independent Trustee may be contacted by writing to the Independent Trustees of FQF Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.
**	Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with an affiliate of the Adviser.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/ Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
William H. DeRoche 53 State Street, Suite 1308 Boston, MA 02109 Year of Birth: 1962	President	Indefinite/ Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017); Portfolio Manager, ICC Capital (March 2015 to December 2015).
Kevin McCreadie AGF Management Limited 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/ Since 2017	Director and Chief Investment Officer
of AGF Investments America Inc., and
Executive Vice President and Chief
Investment Officer of AGF
Management Limited (June 2014 to
present); Senior Officer and/or Director
of certain subsidiaries of AGF
Management Limited (June 2014 to
present); Managing Executive —
Institutional Asset Management,
PNC Financial Services Group Inc.’s
(“PNC”) Asset Management Group
(December 2008 to May 2014);
President and Chief Investment
Officer, PNC Capital Advisors, LLC, a
division of PNC and President,
PNC Funds Co. and President,
PNC Alternative Investment Funds Co.
(March 2007 to May 2014).

Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer,
Foreside Fund Officer Services, LLC
(June 2017 to present);
Chief Compliance Officer, Henderson
Global Funds (December 2005 to
June 2017); Chief Compliance Officer,
Henderson Global Investors
(North America) Inc. (December 2005
to December 2015).*
*	Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

FQF Trust

53 State Street, Suite 1308
Boston, MA 02109
www.AGF.com

Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

As of the end of the period, June 30, 2018, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Peter A. Ambrosini is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Peter A. Ambrosini is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for FQF Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ended June 30, 2018 were:

2018
Audit Fees (a)	30,600
Audit Related Fees (b)	0
Tax Fees (c)	17,280
All Other Fees (d)	0
Total:	47,880

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with the June 30, 2018 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2018: $17,280.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	A change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FQF Trust

By:         /s/William DeRoche

William DeRoche

President

September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/William DeRoche

William DeRoche

President

September 7, 2018

By:          /s/Joshua Hunter

Joshua Hunter

Principal Financial Officer and Treasurer

September 7, 2018